Exhibit 99.1

3M Statement Regarding Bankruptcy Court Decision

3M Separation of Food Safety Business Remains on Track for Targeted September 1 Closing

ST. PAUL, Minn., Aug. 26, 2022 /PRNewswire/ -- Earlier today, the United States Bankruptcy Court in the Southern District of Indiana declined Aearo Technologies’ request for a preliminary injunction to ongoing litigation against 3M related to Combat Arms Earplug Version 2 products.

Aearo Technologies and 3M disagree with the ruling and Aearo intends to appeal the decision. Aearo will continue in the chapter 11 proceedings, which it believes will offer a more efficient, equitable and expeditious pathway to resolution of these matters for all parties. 3M also will continue to vigorously defend its position in the multi-district litigation and in its appeals in that litigation.

3M continues to expect to complete the pending separation of its food safety business on the targeted closing date of September 1.

About 3M

3M (NYSE: MMM) believes science helps create a brighter world for everyone. By unlocking the power of people, ideas and science to reimagine what’s possible, our global team uniquely addresses the opportunities and challenges of our customers, communities, and planet. Learn how we’re working to improve lives and make what’s next at 3M.com/news or on Twitter at @3M or @3MNews.

Forward-Looking Statements

This news release contains forward-looking information about 3M’s financial results and estimates and business prospects that involve substantial risks and uncertainties. You can identify these statements by the use of words such as “anticipate,” “estimate,” “expect,” “aim,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “target,” “forecast” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or business plans or prospects. Among the factors that could cause actual results to differ materially are the following: (1) worldwide economic, political, regulatory, capital markets and other external conditions and other factors beyond the Company’s control, including natural and other disasters or climate change affecting the operations of the Company or its customers and suppliers; (2) risks related to public health crises such as the global pandemic associated with the coronavirus (COVID-19); (3) foreign currency exchange rates and fluctuations in those rates; (4) liabilities related to certain fluorochemicals, including lawsuits concerning various PFAS-related products and chemistries, and claims and governmental regulatory proceedings and inquiries related to PFAS in a variety of jurisdictions; (5) legal proceedings, including significant developments that could occur in the legal and regulatory proceedings described in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2021, as updated by the Company’s Current Report on Form 8-K dated April 26, 2022, and any subsequent quarterly reports on Form 10-Q (the “Reports”); (6) competitive conditions and customer preferences; (7) the timing and market acceptance of new product offerings; (8) the availability and cost of purchased components, compounds, raw materials and energy (including oil and natural gas and their derivatives) due to shortages, increased demand or supply interruptions (including those caused by natural and other disasters and other events); (9) unanticipated problems or delays with the phased implementation of a global enterprise resource planning (ERP) system, or security breaches and other disruptions to the Company’s information technology infrastructure; (10) the impact of acquisitions, strategic alliances, divestitures, and other unusual events resulting from portfolio management actions and other evolving business strategies, and possible organizational restructuring; (11) operational execution, including scenarios where the Company generates fewer productivity improvements than estimated; (12) financial market risks that may affect the Company’s funding obligations under defined benefit pension and postretirement plans; (13) the Company’s credit ratings and its cost of capital; (14) tax-related external conditions, including changes in tax rates, laws or regulations; (15) matters relating to the pending separation of the Company’s food safety business and the proposed spin-off of the Company’s Health Care business, including in each case whether the transaction will be completed, or if completed, will be on the expected terms; the risk that the expected benefits will not be realized; the risk that the costs or dis-synergies will exceed the anticipated amounts; the ability to satisfy the various closing conditions; potential business disruption; the diversion of management time; the impact of the transaction (or its pendency) on the Company’s ability to retain talent; potential impacts on the Company’s relationships with its customers, suppliers, employees, regulators and other counterparties; the ability to realize the desired tax treatment (including whether an Internal Revenue Service private letter ruling will be sought or obtained); the risk that any consents or approvals required will not be obtained; risks associated with financings that may be undertaken and indebtedness that may be incurred in connection with the transaction; and (16) matters relating to the voluntary chapter 11 proceedings of the Company’s subsidiary Aearo Technologies and certain of its affiliates (the “Aearo Entities”), including legal risks related to the chapter 11 proceedings; potential impacts to the Company’s reputation and its relationships with customers, suppliers, employees, regulators and other counterparties and community members; potential impacts to the Company’s liquidity or results of operations, including risks related to the amount that will be necessary to fully and finally resolve all of the Company’s obligations to make payments to resolve such claims under the terms of its funding and indemnification agreement with the Aearo Entities; and the Aearo Entities’ ability to navigate the chapter 11 proceedings to obtain approval and consummation of a plan of reorganization. Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located in the Reports under “Cautionary Note Concerning Factors That May Affect Future Results” and “Risk Factors” in Part I, Items 1 and 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports). The Company assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Garden SpinCo Corporation (“SpinCo”) filed a registration statement on Form S-4 and Form S-1 (Reg. No. 333-263669) in connection with its separation from 3M that contains a prospectus relating to the shares of SpinCo common stock to be issued in the proposed transaction (as amended and supplemented,  the “SpinCo Registration Statement”), which was declared effective by the SEC on August 4, 2022 and Neogen Corporation (“Neogen”) filed a registration statement on Form S-4 (Reg. No. 333-263667) that includes a prospectus relating to the shares of Neogen common stock to be issued in the proposed transaction (as amended and supplemented, the “Neogen Registration Statement”), which was declared effective by the SEC on August 4, 2022.  In addition, 3M filed with the SEC on August 4, 2022 a Schedule TO (as  amended and supplemented, the “3M Schedule TO”) in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SPINCO REGISTRATION STATEMENT, NEOGEN REGISTRATION STATEMENT, 3M SCHEDULE TO AND ANY OTHER RELEVANT DOCUMENTS THAT ARE MADE AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEOGEN, 3M, SPINCO AND THE PROPOSED TRANSACTION. The SpinCo Registration Statement, Neogen Registration Statement, 3M Schedule TO and other documents relating to the proposed transaction (as they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The SpinCo Registration Statement, Neogen Registration Statement, 3M Schedule TO and other documents (as they become available) can also be obtained free of charge from 3M upon written request to 3M Investor Relations Department, Bldg. 224-1 W-02, St. Paul, MN 55144, or by e-mailing investorrelations@3M.com or upon written request to Neogen’s Investor Relations, 620 Lesher Place, Lansing, Michigan 48912 or by e-mailing ir@neogen.com.

No Offer or Solicitation

This release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Investor Contact:
Bruce Jermeland
(651) 733-1807

Diane Farrow
(612) 202-2449